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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 18, 2008


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-27211                               84-1469319
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                255 S. Leland Noton Way, San Bernadino, CA 92408
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

Fixed Asset Purchase Agreement

On June 18, 2008, Medina International Holdings, Inc. ("the Registrant") entered into a Fixed Asset Purchase Agreement with MGS Grand Sports, Inc. ("MGS Grand") and Mardikian Design Associates ("Mardikian") to purchase the fixed assets of Modena Sports, Design, LLC ("Modena Sports") in exchange for 5,500,000 shares of its restricted common stock. MGA Grand owns a 95% equity interest in Modena Sports and Mardikian owns the remaining 5% equity interest. The fixed assets to be acquired by the Registrant consist of office equipment, tools and machinery. In addition, the Registrant will acquire web sites and domain names for the websites Modena Sports. Upon the completion of the transaction, Modena Sports will become a wholly-owned subsidiary of the Registrant. The transaction will be completed upon the delivery of audited financial statements.

Modena Sports was organized in the state of California and does business as Harbor Guard Business. Modena Sports is involved in the manufacturing of fire and rescue boats.

Mold Purchase Agreement

On June 18, 2008, the Registrant and MGS Grand and Mardikian Design entered into a Mold Purchase Agreement, as a part of the Fixed Asset Purchase Agreement, referred to above. The Mold Purchase Agreement allows for the purchase of certain molds and tools from MGS Grand and Mardikian Design.

License Agreement

On June 18, 2008, the Registrant, MGS Grand and Albert Mardikian ("Mardikian") entered into a License Agreement to allow the Registrant exclusive rights to the patents and designs for the "rescue jet" personal water craft and related assemblies, systems and design rights. The License Agreement revises prior license agreements between the parties.

The Registrant has agreed to pay a royalty for the use of the design and patents in an amount equal to gross sales less sales returns and freight and sales commissions for a period of 15 years. The royalties consist of:

     a) 2% for Patented Designs with or without Patented Fire Pump technology used in the Registrant's production;

     b) 1% for Patented Pump Technology used in designs other than Mardikian or his associates;

     c) 1% for using Patents in any of distributor or associated companies products; and d) the Registrant agrees to pay $1,000,000 to MGS ($200,000 in 2 months minimum and 3 months maximum, $800,000 at a rate of 10% of each boat sale until $800,000 has been paid).

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
           10.01        Fixed Assets Purchase Agreement, dated June 18, 2008*
           10.02        Mold Purchase Agreement, dated June 18, 2008*
           10.03        License Agreement, dated June 18, 2008*
--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      MEDINA INTERNATIONAL HOLDINGS, INC.

                      By:      /s/Daniel Medina
                               ----------------
                                  Daniel Medina, President


Date: July 2, 2008